UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2019

RIGHT ON BRANDS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55704	45-1994478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3235 SKYLANE DRIVE #127

CARROLLTON TEXAS 75006

(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: 424-259-3521

Not Applicable

 (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Change in Registrant’s Certifying Accountant

(i)

AMC Auditing, LLC. ("AMC"), the independent registered public accounting firm of Right On Brands Inc. (the "Company"), announced effective February 1, 2019, that AMC was acquired by a new auditing firm, Prager Metis CPA’s LLC (“Prager”), and that all the employees of AMC were joining Prager.

(ii)

As a result, effective April 11, 2019, AMC resigned as the Company's independent registered public accounting firm. The Company's Board of Directors engaged Turner Stone to serve as the Company's independent registered public accounting firm effective April 11, 2019.

(iii)

The reports of AMC on the financial statements of the Company as of and for the fiscal years ended March 31, 2018, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iv)

During the Company's fiscal years ending March 31, 2018 and the subsequent interim period from March 31, 2018 to the date of this report, and in connection with the audit of the Company's financial statements for such periods, there were no disagreements between the Company and AMC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AMC, would have caused AMC to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

(v)

During the Company's fiscal years ending March 31, 2018 and the subsequent interim period from March 31, 2018 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(vi)

During the Company's fiscal years ending March 31, 2018 and the subsequent interim period from March 31, 2018 to the date of this report, the Company did not consult with Prager regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(vii)

The Company has provided AMC with a copy of the disclosures in this report and has requested that AMC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not AMC agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

16.1	Letter to Securities and Exchange Commission from AMC Auditing, LLC dated April 15, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned authorized officer.

Right on Brands, Inc.

Date: April 17, 2019	By:	/s/ Dr. Ashok Patel
Dr. Ashok Patel
CEO

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